UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2016

VAPOR HUB INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

000-55363	27-3191889
(Commission File Number)	(IRS Employer Identification No.)

1871 Tapo Street

Simi Valley, CA 93063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (805) 309-0530

N/A

 (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2016, Vapor Hub International Inc. (the “Company”) eliminated the position of Chief Operating Officer and terminated Justin Moreno from such position. On August 17, 2016, Mr. Moreno resigned as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAPOR HUB INTERNATIONAL INC.

Date:	August 22, 2016	By:	/s/ Lori Winther
Lori Winther
Chief Financial Officer

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